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                                                                EXHIBIT NO. 23.6

                       CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Prospectus constituting part of this Amendment No. 2 to this Registration Statement on Form S-3 of our report dated September 11, 1996 appearing in Form 8-K for the year ended December 31, 1995. We also consent to the references to us under the headings "Experts" in such Prospectus.


/s/ PRICE WATERHOUSE LLP
Price Waterhouse LLP

July 21, 1997